2. Income (Loss) Per Common Share (Tables)	6 Months Ended
Jun. 30, 2012
Net income (loss) per share of common stock:
calculation of diluted earnings per share

As of June 30, 2012 and 2011, the potentially dilutive common stock equivalents not included in the calculation of diluted earnings per share as their effect would have been anti-dilutive are as follows:

	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Warrants	1,248,779	88,164	1,889,667	139,313
Convertible preferred stock	1,751,005	1,751,005	1,751,005	1,751,005
Total possible dilution	2,999,784	1,839,169	3,640,672	1,890,318